UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 19, 2004
                                                           -------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                    ---------
         (State or other jurisdiction of incorporation or organization)

       0-32455                                       88-0459590
       -------                                       ----------
(Commission File Number)                (IRS Employer Identification Number)


        400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 586-1900
                                 --------------
              (Registrant's telephone number, including area code)

Item 9.         Regulation FD Disclosure.

      On May 19, 2004, the board of directors of Far East Energy Corporation (the "Company") issued a press release announcing that it has placed $1,000,000 in escrow as security to guarantee performance of its initial obligations under its assignment and farmout agreement from ConocoPhillips (Phillips China) covering the 1,058,000-acre coalbed methane (CBM) Dragon Project in Shanxi Province, China

      A complete copy of the press release is attached hereto as an exhibit.

Item 7.           Financial Statements and Exhibits

      The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of May 2004.

                                   Far East Energy Corporation


                                   /s/ Bruce Huff
                                   --------------------------------------
                                   By: Bruce Huff, Chief Financial Officer



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




                                  EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit
----------        ----        -----------------------
   99              4          May 19, 2004 Press Release


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

                                                                      EXHIBIT 99




NEWS FOR RELEASE:  Wednesday, May 19, 2004
Contacts:   Bevo Beaven/VP
            bevo@ctapr.com
            Carl Thompson/Principal
            carl@ctapr.com
            CTA Public Relations
            303-665-4200

Far East Energy Meets Financial Obligation for ConocoPhillips Agreement for Million-Acre Coalbed Methane Project in China

Houston, TX - Far East Energy Corporation (OTC BB: FEEC) announced today that it has placed $1,000,000 in escrow as security to guarantee performance of its initial obligations under its assignment and farmout agreement from ConocoPhillips (Phillips China) covering the 1,058,000-acre coalbed methane
(CBM) Dragon Project in Shanxi Province, China.

      On April 19, 2004, Far East Energy announced that it had received approval of the assignment and farmout agreement from ConocoPhillips for exploration and development of the Dragon Project. Based on the results of recent negotiations resulting in amended work requirements, Far East Energy's agreements with ConocoPhillips require that Far East Energy perform an evaluation and work program to test two existing wells on the Project. The farmout agreement also requires Far East Energy to post a $1,000,000 bank guarantee or surety bond within 30 days of approval of the agreement by the Chinese Ministry of Commerce, an obligation which Far East Energy has now met. The Company expects to begin fracturing and testing the two existing wells no later than late summer of 2004.

      "This will be another key development as Far East moves toward its goal of becoming a key player in the development of coalbed methane in China," said Mike McElwrath, Chairman and CEO of Far East Energy. "We are anxious to start testing these wells in the Dragon Project in order to confirm the initial data collected by ConocoPhillips, which is very positive."

      If the initial two-well test program is successful and based on recent negotiations resulting in amended work requirements, Far East Energy expects to drill and test one horizontal well on the Dragon Project to satisfy the work commitments for the second phase of the Production Sharing Contract, which will require that Far East Energy post another $900,000 surety bond or guarantee. That well, which is expected to be commenced later this year, is planned to be the first horizontal well ever drilled in China for the production of coalbed methane. If successful, this first horizontal well may represent a major milestone in the exploration for coalbed methane in China. Horizontal drilling is a technology the application of which has been of great interest to China United Coalbed Methane Corp., Ltd. ("CUCBM"), Far East's Chinese partner in the project, because they believe that it may yield results superior to that of conventional vertical wells.


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


      McElwrath stated that, "Horizontal drilling technology has yielded impressive results in coalbed methane applications in the United States. Far East Energy plans to leverage that technology for the benefit of coalbed methane production in China."

      Depending on how CUCBM and ConocoPhillips eventually elect to take their participating interests, Far East Energy will have an interest of anywhere from 40% to 100% of the working interest in the Dragon Project. CUCBM is a corporation given exclusive authority by the State Council of China to enter into joint venture agreements with foreign enterprises to develop CBM in China.

      The Dragon Project is potentially one of the largest coalbed methane projects in China, and coupled with Far East Energy's existing projects in Yunnan Province, which cover more than 250,000 acres, makes Far East Energy the third largest holder of coalbed methane acreage in all of China. The West-to-East Pipeline to Shanghai runs very close to the southern portion of the Shanxi Project and the Shanjing II Pipeline to Bejing is about 40 kilometers from Far East Energy's northern block in Shanxi.

      Based in Houston, Texas, with offices in Beijing and Kunming, China, Far East Energy is focused on the acquisition of, and exploration for coalbed methane through its agreements with ConocoPhillips and China United Coalbed
Methane Corp., Ltd. ("CUCBM").   For more information, go to
www.fareastenergy.com.

      This News Release may contain forward-looking statements relating to future plans, events or other matters. Such statements involve numerous risks and uncertainties. Actual events may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this News Release. No obligation is undertaken to release revisions to these forward-looking statements to reflect events or circumstances after the date of this News Release. Further information about the risks and uncertainties faced can be found in applicable filings with the Securities and Exchange Commission.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Far East Energy Corp's business which are not historical facts are "forward- looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

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